Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gen2Media Corporation (the “Company”) on Form 10-Q for the period ended DECEMBER 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Moreland, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2010	By:	/s/ Thomas Moreland
Thomas Moreland Chief Financial Officer and Treasurer (principal accounting officer and principal financial officer)